September 2020   Investor Presentation

Disclaimer   IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only.   Forward-Looking Statements   This presentation contains forward-looking statements. These forward-looking statements include assumptions about customer demand trends; growth opportunities created by   competitive landscape changes; opportunities from ancillary card products and Katapult; our profitability and earnings levels; the growth opportunities provided through our relationship   with Stride Bank and the timing of the expected expansion; financial performance of our Canadian business for the remainder of 2020 and 2021; the resiliency of our business model,   funding sources, liquidity and leverage; and our belief that we are well positioned to manage through COVID-19 and to grow after the crisis abates. In addition, words such as “guidance,”   “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar   expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions and judgments, including the   effects on our business of COVID-19, its impact on our ability to continue to service our customers, our revenue and overall financial performance and the manner in which we are able to   conduct our operations, increases in charge-offs in light of the impact of COVID-19, our ability to execute on our business strategy and our ability to accurately predict our future financial   results. These assumptions and judgments may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and   unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There are important factors both within and outside of our   control that could cause our actual results to differ materially from those in the forward-looking statements. These factors include the impact of COVID-19 on the macro-economic   environment and how that may impact our customers and other parties with whom we do business, our dependence on third-party lenders to provide the cash we need to fund our loans   and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; our dependence on third-   party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; actions of regulators and the negative impact of those actions on our   business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect   our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties could lead to errors in   judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of   third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers;   disruption caused by employee or third-party theft and errors in our stores as well as other factors discussed in our filings with the Securities and Exchange Commission. Given these   risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or   clarify any forward-looking statement for any reason.   Non-GAAP Financial Measures   In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income   (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average   shares outstanding); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party   lenders through CSO programs which are not included in our consolidated financial statements); and Adjusted Return on Average Assets. Such measures are intended as a   supplemental measure of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted Earnings   Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets because it believes that, when viewed with the Company’s GAAP results and   the accompanying reconciliation, such measures provide useful information for comparing the Company’s performance over various reporting periods as they remove from the   Company’s operating results the impact of items that the Company believes do not reflect its core operating performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted   EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets are not substitutes for net earnings, cash flows provided by operating activities or any other   measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined   Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined   Loans Receivable and Adjusted Return on Average Assets can make an evaluation of its operating performance more consistent because they remove items that do not reflect its core   operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and   Adjusted Return on Average Assets differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA,   Gross Combined Loans Receivable and Adjusted Return on Average Assets to compare the performance of those companies to the Company’s performance. Adjusted Net Income,   Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets should not be considered as measures of the income   generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by   reference to its GAAP results and using Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average   Assets as supplemental measures. Reconciliations of non-GAAP metrics utilized in this presentation to their closest GAAP measures can be found in slides 28 – 32.   The presentation is confidential and may not be reproduced, redistributed, published or passed on to any other person, directly or indirectly, in whole or in part, for any purpose. This   document may not be removed from the premises, and by accepting this document and attending the presentation, you agree to be bound by the foregoing limitations. If this document   has been received in error it must be returned immediately to us. 2

3   Company Introduction

Business Overview   • Founded in 1997, CURO is a tech-enabled, multi-channel   and multi-product consumer finance company serving a   wide range of underbanked consumers in the U.S. and   Canada, and a market leader in the industry based on   revenues   • Strong position in each of its markets   • Rapidly gaining market share in large fragmented   markets   • Large online lending presence   • United States: 27 states   • Canada: Alberta, Nova Scotia, Ontario,   Saskatchewan and British Columbia   • Dominant storefront presence with 414 total locations   • United States: 211 stores in 14 states   • Canada: 203 stores in 7 provinces and territories   • Loans originated online through our relationship with   Stride Bank in 12 states   Strong and Expanding Portfolio of Brands   Evolving Geographic and Product Mix   (Gross Revenue in $Millions) (1)   CURO at a Glance   4   (1) Gross Revenue from Continuing Operations.   61.5%, U.S.   Multi-Pay and   Ancillary   69.1%, U.S.   Multi-Pay and   Ancillary   14.8%, U.S.   Single-Pay   9.6%, U.S.   Single-Pay   21.9%, Canada   Single-Pay   6.1%, Canada   Single-Pay   1.8%, Canada   Multi-Pay and   Ancillary   15.2%, Canada   Multi-Pay and   Ancillary   $-   $200   $400   $600   $800   $1,000   $1,200   2016 TTM Q2 2020

5   $   $200   $400   $600   $800   $1,000   $1,200   2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019   Leading Large-Scale Lender To Underbanked Consumers With   Track Record of Profitability Across Credit Cycles   (1) Leading large-scale lender in terms of revenue.   1997 – 2007 2008 – 2013 2014 – Present   Annual Revenue ($ millions)   Focused branch development in U.S.    Company founded with first location   in Riverside, California    Launched analytical brand marketing    Expanded into additional states   Channel, product and geographic   diversification    Began offering installment loans    Launched online lending platforms    International expansion to Canada   Broad product diversification and   brand development; omni-channel    Installment loan and open-end credit   product expansion    Mobile optimized sites and apps    Refined best-in-class omni-channel   platform   (1)

SERVING THE   NON-PRIME   CUSTOMER   Powering Innovation for Underbanked Consumers   6   Differentiated, omni-   channel platform, with   balanced store/online   mix   Multi-faceted marketing   approach and   sophisticated customer   analytics   Recession-resilient   business –   strong financial   position and diversified   funding sources   Strong competitive   position in attractive   and stable markets   New Revolve bank   account product and   bank-sponsored Verge   Credit product expand   growth opportunities   Proprietary credit   decisioning model, with   a 20+ year track record   of profitability across   credit cycles

7   Market Overview

Large Addressable Market in US is Underserved   21.8% 20.2%   16.2% 13.0%   9.6% 8.1% 6.8% 4.2%   > 800 750–799 700–749 650–699 600–649 550–599 500–549 < 500   Providers of credit to U.S. population by FICO band (5)   Over 100 million Americans are underserved by   traditional finance companies   Specialized   consumer lenders   Non-prime   Credit cards   Marketplace   lenders   Credit unionsBanks   Specialized   consumer lenders   Marketplace   lenders   Broker   dealers   Credit   cards   Large Total Addressable Market Favorable Customer Trends   • 80% of respondents in a 2018 study bank online at least   monthly and 71% conduct transactions using a mobile   banking app (3)   • Preference for installment and open-end loan products   • Over 100 million potential underbanked borrowers (1)   • 39% of American adults could not cover an emergency   expense of $400 without assistance (2)   (1) In the U.S. (internal / Experian)   (2) May 2019 Federal Reserve System Board of Governors Report on the Economic Well-Being of U.S. Households in 2018   (3) May 2018 Deloitte global consumer survey on digital banking (filtered for U.S. only)   (4) Clarity Services Inc. 2019 Alternative Financial Services Lending Trends; 2014 indexed at 100 for comparative growth illustration; funded loan volume measure in dollars.   (5) April 2018; FICO.   • Funded online installment loans have increased over   600% since 2014 vs. online single-pay loans which have   increased approximately 100% (4)   8

Subprime Credit Card Limits Cut as Banks Tighten   9   Change in credit card limits during 2Q20 (1) Banks are tightening credit card standards (2)   (1) TransUnion and Bloomberg   (2) The Federal Reserve’s Senior Loan Officer Survey and Charge-Off and Delinquency Rates on Loans and Leases at Commercial Banks   • Banks are lowering subprime credit card limits(1)   • Limits for subprime borrowers were cut by 19% in 2Q20 compared to an average   reduction of 1.2% across all accounts   • Subprime limits for store credit cards dropped by 24% in 2Q20   • Subprime utilization rates (outstanding balances compared to available credit) are 16x   higher than super-prime customers, so these limit reductions are impactful   • The Senior Loan Officer Survey shows standards tightening meaningfully(2)   • 72% of banks tightened credit card standards in the July survey compared to only 39% in   the April survey   • Credit card charge-offs tend to track changes in credit card standards on a lagged basis

Consumer spending/activity stabilizing after rebounding off the lows   Mobility and Engagement Index (3)   Positioned to benefit as trends improve   Year-over-year % change in seated diners (4)   U.S. credit and debit card spend vs. Jan. 2020 (1)   (1) Opportunity Insights based on data from Affinity Solutions; change in average consumer credit and debit card spending, indexed to January 2020   (2) Apple Maps Mobility Trends Report   (3) The Dallas Fed Mobility and Engagement Index based on geolocation data collected from a large sample of mobile devices to gain insight into the economic impact of COVID-19.   (4) OpenTable; the state of the restaurant industry   Change in direction requests since 1/13/20 (2)   10

11   Evolving U.S. Competitive Landscape   Online Only Branch / Omni-channel   Near Prime   Non-Prime   Under-   banked

Very Attractive Canadian Market   • Approximately 30 million credit-   active Canadian adults as of Q4   2019 (1)   • 12% of credit-active Canadian adults   (over 3 million) are considered sub-   prime in the 300-639 FICO score   range (1)   • Non-prime credit addressable   market estimated at approximately   $200 billion CAD (2)   • Total non-prime customers have   continued to increase YoY; balances   outstanding to these customers   remain stable despite current market   volatility (2)   • Canadian market share led by   CURO’s Cash Money and Lend   Direct brands as well as Go Easy   and Money Mart   (1) TransUnion Credit Vision Risk data through December 2019   (2) Beacon Securities Limited, February 13, 2020   Source: TransUnion Industry Insights Summary, 2nd Quarter 2020   Only Two Competitors at Scale   Canadian Consumers Total Debt by Risk Tier   Large Stable   Addressable Market   Below-   prime   30.4%   Prime   15.7%   Prime plus   15.7%   Super-prime   38.3%   12

Canada – Successful Launch of Multi-Pay Loans   • CURO’s Open-End product is unique in the   Canadian market   • Multi-payment loans regulated at the national   level at rates that result in yields of   approximately 47%   • CURO offers optional third-party insurance   product for multi-payment loans   • Covers up to 6 months of payments up to   $2,000 in the event of job loss or disability   • Approximately 64% of all multi-payment   loans have active insurance coverage   • Over 1% of active loans have payments   currently made by insurance   Sustained and diversified loan portfolio growth   Revenue mix shift   ($ in millions, USD)   ($ in millions, CAD)   CURO Provides Product Leadership   13   $0.0   $50.0   $100.0   $150.0   $200.0   $250.0   $300.0   $350.0   $400.0   $450.0   Open End Single Pay Unsecured Installment   $0.0   $50.0   $100.0   $150.0   $200.0   $250.0   2015 2016 2017 2018 2019 TTM Q2   2020   Open End Single Pay Unsecured Installment Ancillary

Comprehensive Product Offerings and Diversified Revenue (1)   (1) As of 6/30/20   (2) Includes CSO loans.   (3) Weighted average of the contractual interest rates for the portfolio as of 6/30/20. Excludes CSO.   Q2 2020 Channel Distribution   Installment   & Open-End   80.4%   U.S.   Single-pay   7.8%   Canada   Single-pay   4.6%   Ancillary   7.2%   $183   million   Q2 2020 Consolidated Revenue   (% of revenue)(% of revenue)   Channel   Average   Loan Size   Duration   Pricing   Loans   Receivable   Online & in-store:   8 U.S. states and Canada   $892   Revolving /   Open-ended   Daily interest rates ranging   from 0.13% in Canada and   0.55% to 0.99% in the U.S.   $285 million   Open-End   (Line of Credit)   Online & in-store:   14 U.S. states and   Canada   $563 (2)   Up to 60 months   15.3%   $115 million (2)   Average monthly   interest rate (3)   Unsecured   Installment   $1,099 (2)   Online & in-store:   6 U.S. states   Up to 24 months   12.4%   $55 million (2)   Average monthly   interest rate (3)   Secured   Installment   $314   Online and in-store:   12 U.S. states & Canada   Up to 62 days   Fees ranging from $13   to $25 per $100 borrowed   $36 million   Single-Pay   53%   47%   Online Stores   Increasing Installment & Open-End Focus   19%   59%   80%   FY 2010 FY 2016 Q2 2020   (% of revenue)   14

15   Company Performance during COVID-19

Operating Highlights   16   Customer trends   2020 Weekly Application Volume Loan Balances (1)   Balance sheet and credit Financial performance   (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs.   (2) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics on slides 28 and 29.   ($ in millions)   2020 Transaction Mix (week ended)   Payment Assistance Provided   (loan count)   Cash Balances   Early-stage delinquencies   Revenue   Adjusted EBITDA (2)   Adjusted EPS (2)   $615   $677   $731   $743   $620   $491 $497$531   $0   $150   $300   $450   $600   $750   $900   $83 $92   $62 $75   $139   $269 $266   $246   $0   $50   $100   $150   $200   $250   $300   ($ in millions)   $0   $100   $200   $300   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20   Revenue Net revenue   ($ in millions)   $0.80   $0.52   $0.71   $0.80 $0.77   $0.53   $0.00   $0.20   $0.40   $0.60   $0.80   $1.00   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20   ($ in millions)   $73   $54   $67 $68 $66   $51   10%   15%   20%   25%   30%   $0   $20   $40   $60   $80   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20   Adjusted EBITDA   Adjusted EBITDA (%)   -40%   -30%   -20%   -10%   0%   10%   20%   0%   2%   4%   6%   8%   10%   Dec-18Mar-19 Jun-19 Sep-19Dec-19Mar-20 Jun-20   Early Stage Delinquencies   YoY Change in Early Stage Delinquencies   YoY   Change   30%   40%   50%   60%   70%   1/4 2/8 3/14 4/18 5/23 6/27 8/1 9/5   Internet Store   -   2,000   4,000   6,000   8,000   10,000   3/14 4/18 5/23 6/27 8/1 9/5   U.S. Canada   20%   40%   60%   80%   100%   120%

Customers are Managing their Finances Prudently   17   2020 Weekly Loan Application Volumes (indexed to week of 3/7)   2020 Weekly Loan Approval Rates (indexed to week of 3/7)   Pre-COVID financial health, lockdowns, pandemic-induced uncertainty and stimulus = low demand   2020 Loan Originations (indexed to week of 3/7)   0%   50%   100%   150%   200%   2020 2019   0%   50%   100%   150%   200%   2020 2019   0   20%   40%   60%   80%   100   2019 2020

2020 weekly delinquent loans as percentage of total (excluding Single Pay loans)   18   Customers are Managing their Finances Prudently (cont’d)   YoY Change in   Past Due AR   Past Due   AR %   -35%   -30%   -25%   -20%   -15%   -10%   -5%   0%   5%   10%   15%   0%   5%   10%   15%   20%   1-30 DPD 31-60 DPD 61+ DPD YOY Change in Past Due

Core Operating Expense Trends (1)   19   Continuing to Manage Expenses Carefully   • Lowered operating expenses across several major categories in mid-March   • Reduced advertising and variable compensation costs, froze hiring, suspended merit   increases and drove savings from work-from-home initiatives   • Realized targeted $11 million to $13 million in cost savings vs. operating plan in Q2 2020   and year-over-year cost savings of $14 million   • Expense control measures to remain in place until business volume normalizes   ($ in millions)   $0   $20   $40   $60   $80   $100   $120   $140   $160   $180   $200   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 YTD 2019 YTD 2020   Advertising Adjusted NACOPS Adjusted Corporate, district and other   (1) Adjusted Non-Advertising Costs and Adjusted Corporate, district and other excludes Depreciation and Amortization and other expenses excluded in reconciliation Net Income to Adjusted   Net Income. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slide 32.

COVID-19 Customer Care Plan Reinforces our Commitment to   Service and Responsible Lending   20   Waived 185k Returned Item   fees saving customers   over $4.5 million   Cashed stimulus checks   worth $53 million free of   charge saving customers $1   million   25k Due Date Changes, and   10k Payment Plans   Over $4.8 million of   Payments Waived on 27k   accounts   Through August 2020, we have provided substantial financial support to our customers in the form of   Payment Waivers, Due Date Changes and Payment Plans on over 60,000 loans or 13% of our active loans   Committed $500,000 to   Frontline Foods to help   feed healthcare workers

Trends to Watch for Remainder of 2020   21   • Customer demand increasing as the reopening process gains momentum   • Potential additional stimulus measures impacting demand and credit trends   • Seasonal demand lift from back-to-school shopping activity   • Competitive landscape changes creating growth opportunities   • Smaller, branch-only competitors are under considerable stress   • Prime and near-prime lenders have tightened their credit boxes   • Canadian open-end loan product resuming its upward trajectory   • Customer assistance requests remaining low and stable with recent levels   • Continued transaction mix shift toward online in U.S. and Canada   • Ongoing expansion of Verge Credit product   • Now offered in 12 U.S. states   • Growing contributions from ancillary card products and Katapult   • Q3 monthly trends – expect profitability for the quarter with trends that signal Q3 as the trough   • Exited Q2 with loan balances down 27.3% year-over-year   • Loan balances down 25.7% year-over-year at end of August (Canada up 3.8%, US excluding California down   37.1%)   • Revenue trends impacted by declining loan balances in US and resulting loan mix; revenue pressure partially   offset by favorable NCO comparisons, with monthly risk-adjusted revenue down ~30% year-over-year   • Monthly operating expense trends improved modestly vs Q2 2020 run rates

22   Liquidity and Value Drivers

Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4   Senior Notes 8.25%   U.S. SPV    (3)   1-Mo LIBOR + 6.25%   (3)   Canada SPV 3-Mo CDOR + 6.75%   U.S. Revolver 1-Mo LIBOR + 5.00%   Canada Revolver   Canada Prime   Rate +1.95%   Interest Rate Counterparties   Maturity Dates   2020 2021 2022 2023 2024 2025   Strong Debt Capitalization and Liquidity   23   Note: Debt balances are reflected net of deferred interest costs. Subtotals may not sum due to   rounding.   (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within   slides 28 – 32.   (2) Net Debt excludes U.S. and Canada SPV debt.   (3) The Non-Recourse U.S. SPV Facility (“U.S. SPV”) was entered into on April 8, 2020.   Concurrent with the closing, we drew $35.2 million on the facility. The Non-Recourse U.S. SPV   Facility initially provided for $100.0 million of borrowing capacity and, on July 31, 2020,   additional commitments were obtained increasing capacity to $200.0 million. As a result of the   increase in commitments, interest now accrues at an annual rate of one-month LIBOR (with a   floor of 1.65%) plus 6.25% on balances up to $145.5 million. Balances over that amount   accrue interest at an annual rate of one-month LIBOR (with a floor of 1.65%) plus 9.75%.   Proven Access to Diverse Funding Sources   Well-positioned Funding for Growth Supported by High-Quality Partners   Strong Liquidity with Stable Leverage   ($ in millions)   $695   $765   $877 $877   $977    $-   $200   $400   $600   $800   $1,000   $1,200   12/31/2016 12/31/2017 12/31/2018 12/31/2019 6/30/2020   Senior Notes U.S. SPV Commitment (3)   Canada SPV Commitment U.S. Revolver Capacity   Ca ad Rev lv r Capacity   ($ in millions) 2016 2017 2018 2019   Unrestrict d cash 182.9$ 153.5$ 61.2$ 75.2$ 138.7$ 269.3$ 245.6$   Total Liquidity 205.6$ 363.4$ 341.6$   Debt / LTM adjusted   EBITDA   (1) 3.2x 3.0x 3.7x 3.0x 3.1x 3.2x   Net Debt / LTM   adjusted EBITDA   (1, 2) 2.7x 2.5x 3.2x 2.6x 2.8x 2.7x   December 31, March, 31   2020   June 30,   2020   August 31,   2020

• Virtual lease-to-own   platform for online, brick   and mortar and omni-   channel retailers   • Significantly increases   retailer sales by providing   payment options for   nonprime customers   • Marquee brands and   partners, such as Wayfair,   Lenovo and Affirm   Diversification Provides New Growth Opportunities   • Launched in 2019   • Combines a Visa-branded   debit card and optional   overdraft protection   • Customers have loaded   over $135 million on over   33,000 unique cards   through July 31, 2020   • Sponsored by Republic   Bank of Chicago and   rolling out across U.S.   store network   • Card and mobile-app   enabled checking account   with FDIC-insured   deposits   • Launched in Q4 2019   • Unsecured Installment   loans originated by Stride   Bank   • CURO drives customer   acquisition and services   the loans   • Stride Bank licenses   CURO’s proprietary   decisioning platform   • Significant US market   expansion opportunity   • Ramp up expected to   drive earnings growth in   2021+   • Currently available in 12   states; 19 states by end   of 2020   • As of June 30, 2020,   CURO owns 42.5%   • Capitalizing on shift to   work- and shop-from-   home

25   Canada Market Comparisons   CURO’s business in Canada is proving very   resilient   Canadian competitor GSY P/E multiples   $0   $20   $40   $60   $80   $100   $120   $140   $160   $180   2018 2019 2020E 2021E   Net revenue Adj. EBITDA   18.0x   12.4x   9.6x 8.7x   0x   4x   8x   12x   16x   20x   2018 2019 2020E 2021E   EPS (3) $3.56 $5.17 $6.41 $7.02   (US $ in millions) GSY share price = $63.95 (CAD 9/4/20)   • Only two real competitors of comparable scale   • Best direct comparable company is goeasy Ltd   (TSX:GSY)   • Canada has a more stable, federally defined   regulatory market for multi-payment loans,   resulting in higher multiples than U.S. peers   • CURO’s Open-end loans reach both sub-prime   and near-prime customers   (2)(2)   (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics on slide 30.   (2) Estimates based on company forecasts; Canada Adjusted EBITDA calculated as segment operating income plus $5 million of Depreciation and   Amortization, $15 million and $12 million of interest expense in 2020 and 2021, respectively and any foreign currency exchange rate impacts   (3) FactSet consensus estimates for goeasy   (1)(1)

Katapult – The New Way to Pay, for Everyday People   Leader in greenfield ecommerce non-prime space Strong revenue growth trends   Weekly origination volume remains robust (1) Ecommerce wins enhance growth opportunities   (year-over-year growth rate)   Triple digit weekly volume (by $) increases during the pandemic   (1) Origination volumes indexed to the week ended March 7   Partnerships with Affirm and Wayfair started in 2019   0%   50%   100%   150%   200%   250%   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020   YOY Growth   Rate   Growth Rate vs   week of 3/7   0%   100%   200%   00%   400%   500%   600%   0%   50%   100%   150%   200%   250%   300% 2020 2019 YoY Increase   26

27   Appendix

Historical Consolidated Adjusted EBITDA Reconciliation   28   ($Millions)   (1) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the   holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs.   (2) The Loss from equity method investment for the six months ended June 30, 2020 of $0.9 million includes our share of the estimated GAAP net loss of Cognical Holdings, Inc. ("Katapult"). As of June 30, 2020, we   owned 42.5% of the outstanding shares of Katapult. For the year ended December 31, 2019, $6.3 million includes (a) our share of the estimated GAAP net loss of Katapult and (b) a $3.7 million market value   adjustment recognized during the second quarter of 2019 as a result of an equity raising round from April through July of 2019 that implied a value per share less than the value per share raised in prior raises.   (3) We approved the adoption of share-based compensation plans during 2010 and 2017 for key members of senior management. The estimated fair value of share-based awards is recognized as non-cash   compensation expense on a straight-line basis over the vesting period.   (4) Legal and other costs for the six months ended June 30, 2020 included (i) settlement costs related to certain legal matters, (ii) costs related to certain securities litigation and related matter, (iii) severance costs for   certain corporate employees and (iv) legal and advisory costs related to the purchase of Ad Astra. Legal and other costs for the year ended December 31, 2019 include (i) $1.8 million due to eliminating 121   positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from   FFL and (iv) $0.3 million of legal and advisory costs related to the purchase of Ad Astra.   (5) The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due.   (6) Other adjustments include the intercompany foreign exchange impact.   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020   Net Income from continuing operations 28.7$ 17.7$ 28.0$ 29.6$ 36.0$ 21.1$   Provision for Income Taxes 10.0 7.5 11.2 9.8 1.9 1.1   Interest Expense 17.7 17.0 17.4 17.7 17.3 18.3   Depreciation and Amortization 4.9 4.7 4.6 4.5 4.6 4.4   EBITDA 61.3$ 46.8$ 61.2$ 61.5$ 59.8$ 44.9$   U.K. related costs (1) 7.8 0.7 0.3 - - -   Loss (gain) from equity method investment (2) - 3.7 1.4 1.2 1.6 (0.7)   Share-based compensation (3) 2.2 2.6 2.8 2.7 1.2 3.3   Legal and related costs (4) 1.8 - 0.9 2.2 3.2 0.9   Canada GST adjustment (5) - - - - - 2.2   Other Adjustments (6) (0.2) (0.2) 0.5 (0.1) - 0.6   Adjusted EBITDA 72.9$ 53.7$ 67.1$ 67.5$ 65.8$ 51.1$   Adjusted EBITDA Margin 26.2% 20.3% 22.6% 22.3% 23.4% 28.0%

Historical Consolidated Adjusted Net Income Reconciliation   29   ($Millions)   (1) Legal and other costs for the six months ended June 30, 2020 included (i) settlement costs related to certain legal matters (ii) costs related to certain securities litigation and related matter, (iii) severance costs   for certain corporate employees and (iv) legal and advisory costs related to the purchase of Ad Astra. Legal and other costs for the year ended December 31, 2019 include (i) $1.8 million due to eliminating 121   positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from   FFL and (iv) $0.3 million of legal and advisory costs related to the purchase of Ad Astra.   (2) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the   holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs.   (3) The Loss from equity method investment for the six months ended June 30, 2020 of $0.9 million includes our share of the estimated GAAP net loss of Cognical Holdings, Inc. ("Katapult"). As of June 30, 2020,   we owned 42.5% of the outstanding shares of Katapult. For the year ended December 31, 2019, $6.3 million includes (a) our share of the estimated GAAP net loss of Katapult and (b) a $3.7 million market value   adjustment recognized during the second quarter of 2019 as a result of an equity raising round from April through July of 2019 that implied a value per share less than the value per share raised in prior raises.   (4) We approved the adoption of share-based compensation plans during 2010 and 2017 for key members of senior management. The estimated fair value of share-based awards is recognized as non-cash   compensation expense on a straight-line basis over the vesting period.   (5) The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST   due.   (6) In the second quarter of 2020, a Texas court ruling related to the apportionment of income to the state for another company resulted in a change in estimate regarding the realization of a tax benefit previously   taken. Accordingly, we recorded a $1.1 million liability for our estimated exposure related to this position. Also in the second quarter of 2020, we released a $4.6 million valuation allowance related to NOLs for   certain entities in Canada.   (7) On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") was enacted by the U.S. Federal government in response to the COVID-19 pandemic. The CARES Act, among other   things, allows NOLs incurred in 2018, 2019 and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. For the six months ended June 30,   2020, we recorded an income tax benefit of $9.1 million related to the carryback of NOL from tax years 2018 and 2019.   (8) Cumulative tax effect of adjustments included in Reconciliation of Net income from continuing operations to EBITDA and Adjusted EBITDA table is calculated using the estimated incremental tax rate by country.   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020   Net Income from continuing operations 28.7$ 17.7$ 28.0$ 29.6$ 36.0$ 21.1$   Legal and related costs (1) 1.8 - 0.9 2.2 1.1 0.9   U.K. related costs (2) 7.8 0.7 0.3 - - -   Loss (gain) from equity method investment (3) - 3.7 1.4 1.2 1.6 (0.7)   Share-based compensation (4) 2.2 2.6 2.8 2.7 3.2 3.3   Intangible asset amortization 0.8 0.8 0.7 0.6 0.7 0.8   Canada GST adjustment (5) - - - - - 2.2   Income tax valuations (6) - - - - - (3.5)   Impact of tax law changes (7) - - - - (9.1) -   Cumulative tax effect of adjustments (8) (3.3) (1.1) (1.2) (1.4) (1.3) (1.9)   Adjusted net income from continuing operations 38.0$ 24.4$ 32.9$ 34.8$ 32.2$ 22.2$   Net income from continuing operations 28.7$ 17.7$ 28.0$ 29.6$ 36.0$ 21.1$   Diluted Weighted Average Shares Outstanding 47.3 47.1 46.0 43.2 41.9 41.5   Diluted Earnings per Share from Continuing Operations 0.61$ 0.38$ 0.61$ 0.68$ 0.86$ 0.51$   Per share impact of adjustments to net income 0.19$ 0.14$ 0.10$ 0.12$ (0.09)$ 0.02$   Adjusted Diluted Earnings per Share from Continuing Operations 0.80$ 0.52$ 0.71$ 0.80$ 0.77$ 0.53$

Canada Adjusted EBITDA Reconciliation   30   ($Millions)   Canada Income Statement   Revenue 228.3$ 191.9$   Provision for losses 76.4 73.0   Net revenue 151.8 118.9   Advertising costs 6.7 10.5   Non-advertising costs of providing services 69.5 67.8    Total cost of providing services 76.2 78.3   Gross margin 75.7 40.6   Corporate, district and other 21.9 19.6   Interest expense 10.4 4.0   Total operating expense 32.4 23.6   Segment operating income 43.3 17.0   Interest expense 10.4 4.0   Depreciation and amortization 4.8 4.5   EBITDA 58.6 25.5   Legal and related costs (1) - 0.1   Other adjustments (1) 0.3 0.3   Adjusted EBITDA 58.9 25.9$   Adjusted EBITDA Margin 25.8% 13.5%   2019 2018   For the year ended   December 31,   (1) For a description of legal and related costs and other adjustments used in the reconciliation to Adjusted EBITDA, refer to sl ide 28.

Historical Gross Combined Loan Receivables   and Adjusted ROAA Reconciliations   31   Note: Subtotals may not sum due to rounding.   The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure   including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue   and for which we provide a guarantee to the lender.   (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Jun. 30, 2020   Company-owned gross loans receivable $273.2 $413.2 $571.6 $665.8 $456.5   Gross loans receivable guaranteed by the Company 68.0 78.8 80.4 76.7 34.1   Gross combined loans receivable $341.2 $492.0 $652.0 $742.5 $490.6   (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Jun. 30, 2020   Total assets $727.4 $802.1 $884.8 $1,081.9 $1,127.2   Average assets 661.7 764.8 843.4 983.3 1,104.5   LTM Adjusted Net Income from Continuing Operations 74.5 86.8 92.3 130.1 122.1   LTM Adjusted ROAA 11.3% 11.3% 10.9% 13.2% 11.1%   Period ending

32   Core Operating Expense Reconciliation   (1) Refer to footnotes for similar captions on slides 28 – 29.   (2) Prior to our acquisition of Ad Astra in January 2020, costs associated with this third party collection entity were classified within Non-advertising costs of providing services. Subsequent to acquisition, direct costs   related to Ad Astra and are classified within Corporate, district and other, consistent with our internal collection costs.   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 1H 2019 1H 2020   Corporate, district and other 49.1$ 35.3$ 38.7$ 37.1$ 42.8$ 36.8$ 84.4$ 79.6$   Less:   Depreciation and Amortization 2.1 1.8 1.8 1.8 1.9 1.9 4.0 3.8   Share-based compensation   (1)   2.2 2.6 2.8 2.7 3.2 3.3 4.8 6.5   Legal and other   (1)   1.8 - 0.9 2.2 1.1 0.9 1.8 2.1   U.K. related costs   (1)   7.8 0.7 0.3 - - - 8.5 -   Canada GST Adjustment   (1)   - - - - - 2.2 - 2.2   Add:   Reclass Ad Astra pre-acquisition   (2)   4.7 3.7 3.6 3.6 - - 8.4 -   Adjusted Corporate, district and other 62.3$ 58.3$ 60.3$ 60.3$ 55.4$ 49.6$ 120.6$ 104.9$   Non-advertising costs of providing services 62.3$ 58.3$ 60.3$ 60.3$ 55.4$ 49.6$ 120.6$ 104.9$   Less:   Depreciation 2.8 2.8 2.8 2.7 2.6 2.6 5.6 5.2   Reclass Ad Astra pre-acquisition   (2)   4.7 3.7 3.6 3.6 - - 8.4 -   Adjusted Non-advertising costs of providing services 54.8$ 51.8$ 54.0$ 54.0$ 52.7$ 47.0$ 106.6$ 99.7$   Advertising 7.8$ 12.8$ 16.4$ 16.4$ 12.2$ 5.8$ 20.6$ 18.0$   Adjusted Non-advertising costs of providing services 54.8 51.8 54.0 54.0 52.7 47.0 106.6 99.7   Adjusted Corporate, district and other 62.3 58.3 60.3 60.3 55.4 49.6 120.6 104.9   Total Core Costs 124.9$ 122.9$ 130.8$ 130.7$ 120.3$ 102.3$ 247.8$ 222.6$